EXHIBIT 99.1

Brian Norris

Vice President of Investor Relations

MatrixOne, Inc.

978-589-4040

brian.norris@matrixone.com

MatrixOne Issues Update on Financial Review

Westford, Mass., September 15, 2005 – MatrixOne, Inc. (NASDAQ: MONEE), a leading provider of collaborative product lifecycle management (PLM) solutions for the value chain™, today announced that the filing of its Annual Report on Form 10-K for the fiscal year ended July 2, 2005 will be delayed beyond the Securities and Exchange Commission’s filing deadline of September 15, 2005 to provide additional time to complete the previously announced review of the Company’s revenue recognition practices and restatement of previously reported financial results. Subject to the completion of the review and restatement, the Company presently expects to complete and file its periodic reports for the quarter ended April 2, 2005 and the fiscal year ended July 2, 2005 by September 30, 2005. As previously disclosed, NASDAQ has granted the Company an extension until September 30, 2005 to file these periodic reports. Upon the filing of these periodic reports, the Company expects to be in compliance with NASDAQ’s requirements for continued listing.

About MatrixOne

MatrixOne, Inc. (NASDAQ: MONE), a leading global provider of product lifecycle management (PLM) software and services, enables companies to accelerate product innovation to achieve top line revenue growth and improve bottom line profitability. With world-class PLM solutions and a commitment to customer success, MatrixOne is focused on helping companies across the automotive, aerospace & defense, consumer, machinery, medical device, semiconductor and high-tech industries solve their most challenging new product development and introduction problems. More than 800 companies use MatrixOne’s solutions to drive business value and gain a competitive advantage, including industry leaders such as BAE Systems, Bosch, Comau, General Electric, Honda, Johnson Controls, Linde AG, NCR, Nokia, Philips, Porsche, Procter & Gamble, Sony Ericsson, STMicroelectronics and Toshiba. MatrixOne (www.matrixone.com) is headquartered in Westford, Massachusetts, with locations throughout North America, Europe and Asia-Pacific.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 – Forward-looking statements in this release do not constitute guarantees of future performance. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. Such statements relate, among other things, to the expected impact of the restatement on our financial and operating results as restated. The risks and uncertainties that may affect forward-looking statements include, among others: the risk of the delisting of our common stock on the NASDAQ Stock Market, unforeseen issues encountered in the review of our revenue recognition practices and the completion of our quarterly financial review and audit for the fiscal year ended July 2, 2005 which may change the expected adjustments described herein. For a more detailed discussion of the risks and uncertainties of our business, please refer to our periodic reports and registration statements filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended July 3, 2004, our Registration Statement on Form S-3 filed on September 29, 2004 as amended, and our Quarterly Report on Form 10-Q for the fiscal quarter ended January 1, 2005. However, the financial statements and other financial information therein may not be relied upon until the restatement process and related audit are completed. The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments may cause our views to change. We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

MatrixOne and the MatrixOne logo are registered trademarks, and “a leading provider of collaborative product lifecycle management (PLM) solutions for the value chain” is a trademark of MatrixOne, Inc. All other trademarks and service marks are the property of their respective owners.

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